Time charters acquired:	12 Months Ended
Dec. 31, 2015
Amortization of above-market acquired time charter contract to revenues
Time charters acquired:
7. Time charters acquired:
During 2015, the Partnership acquired from its Sponsor one LNG carrier, the Lena River, with an attached time charter contract with a term of approximately 2.8 years (Note 3(c)). At the acquisition date, the Partnership evaluated the attached charter contract by comparing the charter rate in the acquired time charter agreement with the market rate for time charter agreements with equivalent characteristics prevailing at the time the vessel was acquired. As a result, the Partnership recognized an intangible asset of $20,000 which represents the fair value of the favorable time charter acquired.

For the year ended December 31, 2015, the amortization of the above market acquired time charter related to the Lena River acquisition amounted to $218 and is included in Voyage revenues in the accompanying consolidated statements of income. The unamortized portion of the respective intangible asset as of December 31, 2015, amounting to $19,782, is presented under “Above-market acquired time charter contract” in the accompanying balance sheet and will be amortized to revenues through the expected remaining term of the respective charter contract as follows:

Year ending December 31,	Amount
2016	$7,267
2017	7,247
2018	5,268

Total	$19,782